Exhibit 10.1

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this 28th day of October, 1999, by and between Innapharma, Inc., a Delaware corporation (the "Company"), and MARTIN F. SCHACKER ("Executive"), a resident of Suffolk County, New York.

         WHEREAS, the Company is engaged in the business of research and development of new pharmaceuticals and related products and the licensing of such pharmaceuticals and products to pharmaceutical manufacturing companies and related marketing of such products.

         WHEREAS, the Company desires that Executive render employment services to the Company for a period of time specified hereinbelow, and as more particularly described herein.

         WHEREAS, Executive desires to render such employment services upon the terms and conditions and at the rate(s) of compensation set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants, terms and provisions herein contained and for other good and valuable consideration, the parties hereto agree as follows:

         1. EMPLOYMENT. The Company hereby employs Executive and Executive hereby accepts employment by the Company for the period and upon the terms and conditions hereinafter set forth.

         2. CAPACITY AND DUTIES. Executive shall by employed by the Company as Co-Chief Executive Officer, Co-Chairman of the Board of Directors and Secretary for the Term specified in Section 5 below, and will faithfully and diligently perform the services and functions relating to such offices or otherwise reasonably incident to such offices, as may be assigned from time to time by the Board of Directors. Executive will, during the term of this Agreement, devote substantial and sufficient productive time and efforts as are necessary to perform and discharge the duties and responsibilities of Executive which are set forth herein and shall not take part in activities detrimental to the best interests of the Company. The Company understands, agrees and acknowledges that executive is currently Chairman of M.S. Farrell & Company, and intends to continue in that position during the entire term of this Agreement.

         3. OTHER BUSINESS ACTIVITIES. Except as provided above in paragraph 2, during the Term of his employment, Executive shall not be employed by or participate or engage in or be associated with the management or operation of any business enterprise other than the Company that will substantially detract from his ability to perform his duties to the Company, unless the Board gives its prior written consent, such consent not to be unreasonably withheld. Notwithstanding the foregoing, Executive shall not be prevented from engaging in personal business, investment, charitable or civic activities as long as such activities do not materially interfere with the satisfactory discharge by Executive of his duties and responsibilities hereunder.

         4. TERM. The term of Executive's  employment  hereunder  shall be three
(3) years commencing on December 15, 1999 (`Term"). The term of Executive's employment shall thereafter automatically be renewed from year to year unless and until either party shall give notice of his or its election to terminate Executive's employment at least ninety (90) days prior to the end of the then-current term, unless earlier terminated as hereinafter provided.

         5. COMPENSATION, EXPENSES, BENEFITS.

                 a. BASE SALARY. As compensation for Executive's services herein, the company shall pay to Executive a minimum annual base salary of One Hundred Sixty Thousand Dollars ($160,000) ("Base Salary"), payable in periodic equal installments not less frequently than monthly, less such sums as may be required to be deducted or withheld under applicable provisions of federal, state and local law and any additional withholdings authorized in writing by Executive, provided that Executive shall be entitled to an annual increase in salary of not less than ten percent (10%) of the prior year's salary. Executive's Salary shall also be subject to normal periodic review by the Board of Directors at least annually for increases based on the salary policies of the company and the Executive's contributions to the enterprise.

                 b. BONUS COMPENSATION. Executive shall also be eligible to participate in year-end bonus compensation which may be paid from time to time by the Company at the end of the Company's fiscal year (or, if the Board of Directors shall so determine, at such other time or times throughout the fiscal year as may be appropriate) based upon the overall financial performance of the Company, the Executive's individual performance and other standards as the Board of Directors shall from time to time determine. Any bonus compensation shall be payable on such terms and at such times as the Board of Directors of the Company shall determine, less such sums as may be required to be deducted or withheld under applicable provisions of federal, state and local law and any additional withholdings authorized in writing by Executive.

                 c. BENEFITS. Executive shall be entitled to participate in all of the employee benefit plans provided by the Company, including, but not limited to, pension, 401(k), profit sharing, stock incentive, bonus or incentive compensation, stock option, and stock purchase plans, group and individual disability insurance, medical and dental insurance, group and individual life insurance, and such other plans of the Company or additional benefit programs, plans or perquisites as the Company may from time to time provide for its executive officers.

                 d. EXPENSE REIMBURSEMENT. The Company shall reimburse Executive for all ordinary and necessary business expenses incurred by him in the performance of his duties and responsibilities hereunder, including, without limitation, travel (including mileage and tolls) and entertainment expenses reasonably related to the business or interests of the Company. Such expenses shall either be billed directly to the Company or reimbursed upon submission by Executive of receipts or other written documentation of such expenses as required by the Company's policies from time to time in effect.

                 e. VACATION. Executive will be entitled to six (6) weeks of paid vacation per year, or such greater period as the Board of Directors may from time to time approve. Any vacation not used in one year may be carried over to the next year.

         6. SERVICE AS OFFICER OF SUBSIDIARIES. Service as Director. During the Term, Executive shall, if elected or appointed, serve or continue to serve as
(a) an officer of any subsidiaries of the Company in existence or hereafter created or acquired and (b) a director of the Company and/or any such subsidiaries of the Company, in each case without any additional compensation for such services.

         7. DIRECTORS AND OFFICERS' INSURANCE. From the beginning date of this Agreement until its termination in accordance with the terms and provisions set forth herein, the Company shall provide Executive with continuous and uninterrupted directors and officers' liability insurance coverage, at the sole cost and expense of the Company. The Company represents and warrants that it has obtained such coverage and that such coverage is presently in force.

         8. TERMINATION OF EMPLOYMENT. Executive's employment hereunder may be terminated during the Term upon the occurrence of any one of the events described in this Section.

                 a. DEATH OR DISABILITY. This Agreement and the employment relationship created hereby will terminate upon the death or disability of Executive. For purposes of this Section 8(a), "disability" shall mean for a period of six (6) months in any twelve (12) month period Executive is incapable of substantially fulfilling the duties set forth in the Agreement because of physical, mental or emotional incapacity resulting from injury, sickness or disease. In the event that Executive dies during the Term, the Company shall pay to Executive's executors, legal representatives or administrators an amount equal to the accrued and unpaid portion of his Base Salary and other compensation for the month in which he dies.

                 b. TERMINATION BY THE COMPANY FOR CAUSE. The Company may terminate Executive's employment hereunder at any time for "cause" upon written notice to Executive. For purposes of this Agreement, "cause" shall mean: (i) any material breach by Executive of any of his material obligations under Section 9 of this Agreement, (ii) any material failure by Executive to perform satisfactorily the duties required by or appropriate for his position, as determined by the Board of Directors in its reasonable discretion, or (iii) other conduct of Executive involving any type of habitual intoxication, drug addition, disloyalty to the Company or willful misconduct with respect to the Company, including without limitation fraud, embezzlement, theft or proven dishonesty in the course of his employment or conviction of a felony. The Company may terminate Executive's employment for cause only after a written demand for substantial performance is delivered to Executive by the Board of Directors, which demand shall specify the manner in which the Board believes Executive has not substantially performed his duties. Executive shall not be deemed to have been terminated for cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the Board of Directors at a full meeting of the Board called and held for that purpose, and following reasonable notice to Executive and an opportunity for him to be heard before the full Board of Directors. In the event of termination of Executive's employment for cause, Executive shall continue to receive all salary, bonuses, and benefits under this Agreement until the effective date of such termination.

                 c. TERMINATION BY EXECUTIVE. Executive shall have the right to terminate this Agreement for any reason upon sixty (60) days written notice. In the event Executive terminates this agreement, his salary, bonuses and benefits will terminate effective the date of his termination of employment.

         9. COMPANY PROPERTY AND CONFIDENTIALITY.

                 a. Executive recognizes and acknowledges that the Proprietary Information (as hereinafter defined) is a valuable, special and unique asset of the Company. As a result, both during the Term and thereafter, Executive shall not, without he prior written consent of the Company, for any reason either directly or indirectly divulge to any third party or use for his own benefit, or for any purpose other than the exclusive benefit of the Company, any confidential, proprietary, business and technical information or trade secrets of the Company or of any subsidiary or affiliate of the Company ("Proprietary Information") revealed, obtained or developed in the course of his employment with the Company.

                 b. All right, title and interest in and to Proprietary Information shall be and remain the sole and exclusive property of the Company. During the Term, Executive shall not remove from the Company's offices or premises any documents, records, notebooks, files, correspondence, reports, memoranda or similar materials of or containing Proprietary Information, or other materials or property of any kind belonging to the Company unless necessary and appropriate in accordance with the duties and responsibilities required by or appropriate for his position and, in the event that such materials and property are removed, all of the foregoing shall be returned to their proper files or places of safekeeping as promptly as possible after the removal shall serve its specific purpose. Executive shall not make, retain, remove and/or distribute any copies of any of the foregoing for any reason whatsoever except as may be necessary in the discharge of his assigned duties and shall not divulge to any third person the nature and/or contents of any of the foregoing or of any other oral or written information to which he may have access or with which for any reason he may become familiar, except as disclosure shall be necessary in the performance of his duties. Upon termination of his employment with the Company, Executive shall leave with or return to the Company all originals and copies of the foregoing then in his possession, whether prepared by Executive or others.

         10. RESTRICTIVE COVENANT.

                 a. The services of Executive are unique and extraordinary and essential to the business of the Company, especially since Executive shall have access to the Company's customer lists, trade secrets and other privileged and confidential information essential to the Company's business. Therefore, Executive agrees that, if the term of his employment hereunder shall expire or his employment shall at any time terminate for any reason whatsoever, with or without cause, Executive will not at any time within one (1) year after such expiration or termination, without the prior written approval of the Company, directly or indirectly, anywhere in the United States of America, whether individually or as a principal, officer, employee, partner, director, agent of or consultant for any entity, (i) engage or participate in a business which, as of such expiration or termination date, is similar to or competitive with, directly or indirectly, that of the Company and shall not make any investments in any such similar or competitive entity; (ii) cause or seek to persuade any director, officer, employee, customer, agent, licensee or supplier of the Company to discontinue the status, employment or relationship of such person or entity with the Company, or to become employed in any activity similar to or competitive with the activities of the Company; (iii) cause or seek to persuade any prospective customer, licensee or supplier of the Company (which at the date of cessation of Executive's employment with the Company was then actively being solicited by the Company) to determine not to enter into a business relationship with the Company; (iv) hire or retain any director, officer or employee of the Company; or (v) solicit or cause or authorize to be solicited, for or on behalf of him or any third party, any business which is competitive, directly or indirectly, with the Company from (a) others who are, or were within one (1) year prior to the cessation of his employment with the Company, customers or licensees of the Company, or (b) any prospective customer or licensee of the Company which at the date of such cessation was then actively being solicited by the Company. There foregoing restrictions set forth in this Paragraph 10(a) shall apply likewise during the Term.

                 b. Executive agrees promptly to disclose in writing to the Board of Directors of the Company all ideas, processes, methods, devices, business concepts, inventions, improvements, discoveries, know-how and other creative achievements (hereinafter referred to collectively as "discoveries"), whether or not the same or any part thereof is capable of being patented, trademarked, copyrighted, or otherwise protected, which the Employee, while employed by the Company, conceives, makes, develops, acquires or reduces to practice, whether acting alone or with others and whether during or after usual working hours, and which are related to the Company's business or interests, or are used or usable by the Company, or arise out of or in connection with the duties performed by Executive. Executive hereby transfers and assigns to the Company all right, title and interest in and to such discoveries (whether conceived, made, developed, acquired or reduced to practice on or prior to the date hereof or hereafter), including any and all domestic and foreign copyrights and patent and trademark rights therein and any renewals thereof. On request of the Company, Executive will, without any additional compensation, from time to time during, and after the expiration or termination of, the Term, execute such further instruments (including, without limitation, applications for copyrights, letters patent, trademarks and assignments thereof) and do all such other acts and things as may be deemed necessary or desirable by the Company to protect and/or enforce its right in respect of such discoveries. All expenses of filing or prosecuting any patent, trademark or copyright application shall be borne by the Company, but the Employee shall cooperate in filing and/or prosecuting any such application.

                 c. Executive acknowledges and agrees that, prior to his employment by the Company, he did not conceive, make, develop, acquire or reduce to practice any discovery which is related to the Company's business or interests or is used or usable by the Company.

         11. INJUNCTIVE RELIEF. Executive acknowledges and agrees that, in the event he shall violate any of the restrictions of Paragraph 2 or 10 hereof, the Company will be without an adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies which it may have at law or in equity. Executive acknowledges and agrees that, in addition to any other state having proper jurisdiction, any such relief may be sought in, and for such purpose Executive consents to the jurisdiction of, the courts of the State of New York.

         12. WAIVER. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No failure to enforce any right or provision hereunder shall preclude or affect the later enforcement of such right or provision. No waiver shall be binding unless executed in writing by the party making the waiver.

         13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives and to any successor of the Company, which successor shall be deemed to be substituted for the Company under the terms of this Agreement. As used in this Agreement, the term "successor" shall include any person, firm, corporation, or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Company.

         14. SEVERABILITY. If any of the provisions, or portions thereof, of this Agreement or the application thereof are held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and to this end only the provisions of this Agreement are declared severable.

         15. GOVERNING LAW, VENUE AND JURISDICTION. This Agreement and the rights and obligations of the parties shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to the conflict of law rules of the State of New York. For purposes of venue and jurisdiction, this Agreement shall be deemed made and to be performed in New York, and the parties hereby select New York as the proper venue for any action filed to enforce, construe or interpret this Agreement.

         16. ATTORNEYS' FEES AND COSTS. In the event any attorney is employed by either party to this Agreement with regard to any legal action, arbitration or other proceeding brought by either party for the enforcement or interpretation of this Agreement, or because of any alleged dispute, breach, default or misrepresentation with respect to any provision of this Agreement, the party prevailing in any such proceeding shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

         17. NOTICES. Any notices, consents, demands, requests, approvals and other communications required or permitted to be given under this Agreement shall be in writing unless otherwise so provided. Any written notice or communication shall be personally delivered, telexed or faxed, or deposited in the United States mail, postage prepaid, certified or registered return receipt requested, as follows:

         IF TO THE COMPANY:
         ------------------
         400 Rella Boulevard, Suite 200
         Suffern, New York 10901
         Telephone: (914) 357-4100

         WITH A COPY TO:
         --------------
         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York 11554
         Attention: Fred S. Skolnik, Esq.
         Facsimile: (516) 296-7111

         IF TO EXECUTIVE:
         ----------------
         2 Gerry Lane
         Lloyd Harbor, New York 11743
         Telephone: (516) 423-8221

Delivery or service of any written notice or communication shall be deemed effective (i) if personally delivered, upon such delivery; (ii) if telexed or faxed, upon acknowledgment or confirmation thereof; or (iii) if mailed, upon receipt by the other party, but in any event within 72 hours after transmission.

         18.  AMBIGUITIES.  The rule of construction that any ambiguities are to
be  resolved   against  the  drafting   party  shall  not  be  employed  in  the
interpretation of this Agreement or of any amendments or exhibits thereto.

         19. SECTION HEADINGS. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         20. FURTHER ASSURANCES. Each of the parties to this Agreement shall executive and deliver such further instruments and take such other actions as any other party shall reasonably request in order to effectuate the purpose of this Settlement Agreement and the agreements attached as exhibits hereto.

         21. COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall be deemed an original agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

EXECUTIVE:                               COMPANY:
---------                                -------

                                         INNAPHARMA, INC.
                                            a Delaware Corporation

--------------------------------
Martin F. Schacker

                                         By:
                                             -----------------------------------
                                                David Abel
                                                Co-Chief Executive Officer and
                                                Co-Chairman of the Board

                                         By:
                                             -----------------------------------
                                                John P. Feighner
                                                President

             ADDENDUM TO EMPLOYMENT AGREEMENT OF MARTIN F. SCHACKER

         CHANGE OF TITLE. Executive and the Company agree that, at an appropriate time during the Term, if both Executive and the Company agree, Executive's title, as set forth in Paragraph 2 of the Agreement, may be changed to a different, mutually acceptable title. In the event of such change of title, all other provisions of the Agreement would remain in full force and effect.

         VACATION. It is further agreed that the number of weeks of vacation set forth in Paragraph 5(e) of the Agreement is hereby changed to five (5).

EXECUTIVE:                                   COMPANY:
---------                                    -------

                                             INNAPHARMA, INC.
                                                a Delaware Corporation

--------------------------------
Martin F. Schacker

                                             By:
                                                --------------------------------
                                                David Abel
                                                Co-Chief Executive Officer and
                                                Co-Chairman of the Board

                                             By:
                                                 John P. Feighner
                                                 -------------------------------
                                                 President

             ADDENDUM TO EMPLOYMENT AGREEMENT OF MARTIN F. SCHACKER

         Reference is made to that certain Employment Agreement by and between Innapharma, Inc. (the "Company") and Martin F. Schacker ("Executive"), dated December 15, 1999, as amended (the "Agreement").

         WHEREAS, on or about February 6, 2001, the Company's Board of Directors passed a resolution authorizing certain changes to the Agreement set forth below,

         NOW THEREFORE, in consideration of the mutual covenants, terms and provisions herein contained and for other good and valuable consideration, the parties hereby agree to amend the Agreement as follows:

         4. TERM. The Term of the Agreement shall be extended by two years, through and including December 15, 2004.

         5. COMPENSATION. Paragraph 5(a) of the Agreement shall be replaced with the following:

                 a. BASE SALARY. As compensation for Executive's services herein, the company shall pay to Executive an annual base salary of Two Hundred Fifty Thousand Dollars ($250,000) ("Base Salary"), payable in periodic equal installments not less frequently than monthly, less such sums as may be required to be deducted or withheld under applicable provisions of federal, state and local law and any additional withholdings authorized in writing by Executive. Executive's Salary shall be subject to normal periodic review by the Board of Directors at least annually for increases based on the salary policies of the company and the Executive's contributions to the enterprise.

         The Agreement shall remain unchanged in all other respects.

EXECUTIVE:                                   COMPANY:
---------                                    -------


                                             By:
----------------------------------             --------------------------------
Martin F. Schacker                             John P. Feighner
                                               President

Dated:  February 9, 2001

             ADDENDUM TO EMPLOYMENT AGREEMENT OF MARTIN F. SCHACKER

         Reference is made to that certain Employment Agreement by and between Innapharma, Inc. (the "Company") and Martin F. Schacker ("Executive"), dated December 15, 1999, as amended (the "Agreement").

         WHEREAS, on or about December 11, 2001, the Company's Board of Directors passed a resolution authorizing certain changes to the Agreement set forth below,

         NOW THEREFORE, in consideration of the mutual covenants, terms and provisions herein contained and for other good and valuable consideration, the parties hereby agree to amend the Agreement as follows:

         4. TERM. The Term of the Agreement shall be extended by one (1) year, through and including December 15, 2005.

         5. COMPENSATION. Paragraph 5(a) of the Agreement shall be replaced with the following:

                 a. Base Salary. As compensation for Executive's services herein, the company shall pay to Executive an annual base salary of Three Hundred Thousand Dollars ($300,000) ("Base Salary"), payable in periodic equal installments not less frequently than monthly, less such sums as may be required to be deducted or withheld under applicable provisions of federal, state and local law and any additional withholdings authorized in writing by Executive. Executive's Salary shall be subject to normal periodic review by the Board of Directors at least annually for increases based on the salary policies of the company and the Executive's contributions to the enterprise.

         The Agreement shall remain unchanged in all other respects.

EXECUTIVE:                                   COMPANY:
---------                                    -------


                                             By:
----------------------------------             --------------------------------
Martin F. Schacker                             John P. Feighner
                                               President


Dated:  December 18, 2001

             ADDENDUM TO EMPLOYMENT AGREEMENT OF MARTIN F. SCHACKER

         Reference is made to that certain Employment Agreement by and between Innapharma, Inc. (the "Company") and Martin F. Schacker ("Executive(degree)'), dated December 15, 1999, as amended (the "Agreement").

         This  addendum  is  made to  correct  an  omission  from  the  original
Agreement,

         NOW THEREFORE, in consideration of the mutual covenants, terms and provisions herein contained and for other good and valuable consideration, the parties hereby agree to amend the Agreement as follows:

         5. COMPENSATION. Expenses. Benefits. Paragraph 5(f) shall be added to the Agreement as follows:

                 f. AUTOMOBILE ALLOWANCE. Executive shall receive an automobile allowance of $500 per month for automobile wear and tear.

         The Agreement shall remain unchanged in all other respects.


EXECUTIVE:                                   COMPANY:
---------                                    -------


                                             By:
----------------------------------             --------------------------------
Martin F. Schacker                             John P. Feighner
                                               President


Dated:  January 14, 2003